UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 19, 2023
Date of Report (Date of earliest event reported)

FE BATTERY METALS CORP.
(Exact name of registrant as specified in its charter)

British Columbia	000-29870	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 West Georgia Street, 25th Floor Vancouver, British Columbia, Canada	V7Y 1B3
(Address of principal executive offices)	(Zip Code)

(604) 375-6005
Registrant’s telephone number, including area code

#1601-675 West Hastings Street, Vancouver,
British Columbia, Canada, V6B 1N2
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On September 19, 2023, the Company has updated its business address to 700 West Georgia St., 25th Floor, Vancouver, British Columbia, Canada, V7Y 1B3, and its mailing address to 1055 West Georgia St., Suite 2421, Vancouver, British Columbia, Canada, V6E 3P3. The Company’s telephone is updated to: 604-375-6005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FE BATTERY METALS CORP.

Date	September 19, 2023	By	/s/ Gurminder Sangha
Gurminder Sangha
Chief Executive Officer